Exhibit 99.4


                      CERTIFICATE OF DESIGNATION OF POWERS,
             PREFERENCES AND RIGHTS OF THE SERIES A PREFERRED STOCK

                                       OF

                               SOFTLOCK.COM, INC.

                                    ---------

                  ADOPTED IN ACCORDANCE WITH THE PROVISIONS OF
                               SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW

         SOFTLOCK.COM, INC., a Delaware corporation (the "Corporation"), pursuant to Section 151 of the General Corporation Law of the State of Delaware, certifies that:

         FIRST: The Board of Directors of the Corporation has duly adopted the resolutions attached hereto as Appendix I providing for the issuance of a series of its Preferred Stock to be designated "Series A Preferred Stock," and to consist of 40,000 shares.

         SECOND: The Certificate of Designation of the Series A Preferred Stock, attached hereto as Appendix I has been duly adopted in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware by the directors of the Corporation.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Douglas Johnson, its Executive Vice President, this 29th day of December, 1999.

                                            /s/ Douglas R. Johnson
                                            ------------------------
                                            Douglas Johnson
                                            Executive Vice President



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                                   APPENDIX I

         WHEREAS, the Amended and Restated Certificate of Incorporation (the "Restated Certificate") of this Corporation provides for a class of its authorized shares known as preferred stock, comprising 5,000,000 shares, issuable from time to time in one or more series;

         WHEREAS, the Board of Directors is authorized to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including any sinking fund provisions), redemption price or prices and liquidation preferences of any wholly unissued series of preferred stock, and the number of shares constituting any such series and the designation thereof, or all or any of them; and

         WHEREAS, it is now the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the powers, preferences and rights of a series of preferred stock designated the "Series A Preferred Stock."

         NOW, THEREFORE, BE IT RESOLVED that the Board of Directors does hereby provide for the issuance of a series of preferred stock of the Corporation, consisting of 40,000 shares designated as "Series A Preferred Stock," and does hereby fix and determine the relative powers, preferences and rights relating to said Series A Preferred Stock as follows:

1. DESIGNATION. The series of Preferred Stock shall be designated the "Series A Preferred Stock" ("Series A Preferred"). The Series A Preferred and any other series of Preferred Stock authorized by the Board of Directors of this Corporation are hereinafter referred to as "Preferred Stock" or "Preferred." The number of shares constituting the Series A Preferred shall be 40,000.

2. DIVIDEND RATE AND RIGHTS.

         Each holder of shares of Series A Preferred shall be entitled to receive, out of funds legally available for the declaration of dividends, for each share of Series A Preferred registered in his, her or its name on the stock transfer books of the Corporation, annual dividends at a rate equal to $10.20 per annum (as calculated on the basis of a 365-day year) per share of Series A Preferred (the "Dividend Rate"), if, when and as declared by the Corporation's Board of Directors. Dividends on Series A Preferred shall accrue on each share beginning on the date of issuance, shall accrue each quarter for the three (3) months or, in the case of the quarter in which such share is issued, portion of the three (3) months, then ended, and if not paid, shall be cumulative from the date on which such quarterly dividend amount was due; provided, however, accrued but unpaid dividends shall not bear interest.

         Notwithstanding the foregoing, if (i) all shares of the Series A Preferred are automatically converted into shares of Common Stock pursuant to
Section 3(b) hereof as a result of the closing of a Qualified Public Offering (as defined herein), and (ii) the Corporation provides the holders of the Series A Preferred with an opportunity (a "Registration Opportunity") to register all of the


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shares of Common Stock issuable upon such conversion of the Series A Preferred in a secondary offering made pursuant to a registration statement declared effective under the Securities Act of 1933, as amended (the "Securities Act"), and if both (i) and (ii) occur within twenty-four (24) months of the date of the first issuance of any shares of Series A Preferred (the "Initial Issuance Date"), then the Series A Preferred Shareholders will not be entitled to the payment of any dividends, either accrued or unaccrued.

         Dividends paid on the Series A Preferred in an amount less than the total amount of such dividends at the time accrued and payable on the Series A Preferred shall be allocated pro rata on a share-by-share basis among all such shares of Series A Preferred then outstanding.

         Without the approval of the holders of a majority of the outstanding shares of Series A Preferred, no dividend or other distribution shall be paid on or declared or set apart for payment on any shares of the Common Stock of the Corporation or any shares of any other class or series or issue of Preferred Stock as long as any dividends payable on the Series A Preferred are in arrears.

         The term "distribution" as used in this Section 2 and in Section 7 hereof shall include the transfer of cash or property without consideration, whether by way of dividend or otherwise (except a dividend in shares of Common Stock), or the purchase or redemption of shares of the Corporation (other than from employees of the Corporation upon termination of employment or pursuant to the Corporation's rights of first refusal, in each case upon approval of the Board of Directors), for cash or property, including such transfer, purchase or redemption by a subsidiary of the Corporation. The time of any distribution by way of dividends shall be the date of declaration thereof, and the time of any distribution by purchase or redemption of shares shall be the date on which cash or property is transferred by the Corporation, whether or not pursuant to a contract of an earlier date; provided that where a debt security is issued in exchange for shares, the time of the distribution is the date when the Corporation acquires the shares for such exchange.

         The holders of the Corporation's Common Stock shall be entitled to dividends when, as, and if declared by the Board of Directors, pro rata among the holders thereof based upon the number of shares of Common Stock held by such holder, subject to the dividend preferences set forth above for the Series A Preferred.

3. CONVERSION INTO COMMON STOCK.

The holders of the Series A Preferred shall have conversion rights as follows (the "Conversion Rights"):

         (a) RIGHT TO CONVERT. Each share of Series A Preferred shall be convertible, without the payment of any additional consideration by the holder thereof, at the option of the holder thereof, at the office of the Corporation or any transfer agent for the Series A Preferred, into such


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


number of fully paid and nonassessable shares of Common Stock as is determined by dividing $102.00 by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. If more than one share of the Series A Preferred shall be surrendered for conversion at the same time by the same holder of record, the number of full shares that shall be issuable upon the conversion thereof shall be computed on the basis of the total number of shares of the Series A Preferred so surrendered. Each share of Series A Preferred shall be so convertible at any time after the date of issuance of such share. The price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall initially be $1.02 per share of Common Stock. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred is convertible, as hereinafter provided.

         (b) AUTOMATIC CONVERSION AT THE OPTION OF THE CORPORATION. Each share of Series A Preferred shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the first to occur of the following: (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Common Stock for the account of the Corporation to the public at an aggregate offering price resulting in gross proceeds to the Corporation as seller of not less than $20,000,000, before deducting underwriting commissions, provided that the offering price per share of Common Stock is not less than four (4) times the then effective Conversion Price (a "Qualified Public Offering"), or (ii) election by holders of at least two-thirds of the outstanding shares of Series A Preferred. In the event of an automatic conversion of Series A Preferred pursuant to this Section 3(b), the party or parties entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred shall not be deemed to have converted their Series A Preferred until (i) immediately prior to the closing of a Qualified Public Offering, or (ii) the receipt by the Secretary of the Corporation of a written election by the holders of at least two-thirds of the then outstanding shares of Series A Preferred, as applicable.

         If the holders of shares of Series A Preferred are required to convert the outstanding shares of Series A Preferred pursuant to this Section 3(b) at a time when there are any accrued but unpaid dividends or other amounts due on or in respect of such shares, such dividends and other amounts shall be paid in full in cash by the Corporation in connection with such conversion, provided, however, that (i) if such conversion results from the closing of a Qualified Public Offering before the expiration of two years from the Initial Issuance Date, then the Corporation shall be required to pay any accrued but unpaid dividends to the holders of the Series A Preferred (such holders to be determined as of the date of conversion of the Series A Preferred) on the second anniversary of the Initial Issuance Date if a Registration Opportunity has not occurred prior to such second anniversary; or (ii) if the Qualified Public Offering occurs before the expiration of two years from the Initial Issuance Date but after the occurrence of a Registration Opportunity, then the Corporation will be relieved of any obligation to pay accrued but unpaid dividends.


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


         (c) MECHANICS OF CONVERSION. No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Except in the case of a conversion pursuant to Section 3(b), before any holder of Series A Preferred shall be entitled to convert the same into full shares of Common Stock, he, she or it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred, and shall give written notice to the Corporation at such office that he, she or it elects to convert the same. Upon the date of a conversion pursuant to Section 3(b), any party entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date and all rights of such party as a holder of Series A Preferred shall cease, whether or not such holder has surrendered the certificate or certificates for such holder's shares of Series A Preferred. A holder surrendering his, her or its certificate or certificates shall notify the Corporation of his, her or its name or the name or names of his, her or its nominees in which he, she or it wishes the certificate or certificates for shares of Common Stock to be issued. If the person or persons in whose name any certificate for shares of Common Stock issuable upon such conversion shall be other than the registered holder or holders of the Series A Preferred being converted, the Corporation's obligation under this Section 3(c) shall be subject to the payment and satisfaction by such registered holder or holders of any and all transfer taxes in connection with the conversion and issuance of such Common Stock. The Corporation shall, as soon as practicable thereafter (and, in any event, within ten (l0) days of such surrender), issue and deliver at such office to such holder of Series A Preferred, or to his, her or its nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which he, she or it shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Except in the case of a conversion pursuant to Section 3(b), such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred to be converted, and the party or parties entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

         (d) ADJUSTMENTS TO CONVERSION PRICE FOR DILUTING ISSUES:

                  (i) Special Definitions. For purposes of this Section 3(d), the following definitions shall apply:

                           (1) "Option" shall mean options, warrants or other
                  rights to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                           (2) "Convertible Securities" shall mean any evidences
                  of indebtedness, shares (other than Common Stock and Series A Preferred) of capital stock or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                           (3) "Additional Shares of Common Stock" shall mean
                  any or all shares of Common Stock issued (or, pursuant to Section 3(d)(iii), deemed to be issued) by the Corporation after the Initial Issuance Date, other than shares of Common Stock issued or issuable:

                  (A)      upon conversion of shares of Series A Preferred; or

                  (B) to employees, officers or directors of, or consultants to, the Corporation pursuant to the Corporation's 1998 Stock Plan (the "Plan"), provided that the number of shares so issued or issuable shall not exceed 5,000,000 (subject to adjustment upon a stock split or similar change in capitalization in accordance with the Plan) (the "Reserved Employee Shares"); or

                  (C) to financial institutions in connection with borrowing or lease financing arrangements of the Corporation made with the approval of the entire Board of Directors.

                  (ii) No Adjustment of Conversion Price. Subject to the provisions of Section 3(d)(iii)(2) and Section 3(d)(vi) below, no adjustment in the number of shares of Common Stock into which any series of the Series A Preferred is convertible shall be made, by adjustment in the Conversion Price of the Series A Preferred in respect of the issuance of Additional Shares of Common Stock or otherwise, unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share of Common Stock.

                  (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                           (1) Options and Convertible Securities. In the event
                  the Corporation at any time or from time to time after the Initial Issuance Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that such Additional Shares of Common


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


                  Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                  (A) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                  (B) if such Options or Convertible Securities by their terms provide, with the passage of time, pursuant to any provisions designed to protect against dilution, or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the applicable Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                  (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if such Options or Convertible Securities, as the case may be, were never issued;

                  (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price on the original date on which an adjustment was made pursuant to this Section 3(d)(iii)(l), or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between such original adjustment date and the date on which a readjustment is made pursuant to clause (B) or (C) above;

                  (E) in the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options,


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


                           whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                  (F) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(d)(iii) as of the actual date of their issuance.

                           (2) STOCK DIVIDENDS, STOCK DISTRIBUTIONS AND
                  SUBDIVISIONS. In the event the Corporation at any time or from time to time after the Initial Issuance Date for the Series A Preferred shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                  (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                  (B) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

                           If such record date shall have been fixed and such dividend shall not have been fully paid on the date fixed for the payment thereof, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(d)(iii) as of the time of actual payment of such dividend.

                  (iv) ADJUSTMENT OF CONVERSION PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(1), but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(2), which event is dealt with in Section 3(d)(vi) hereof) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then such Conversion Price shall be reduced, concurrently with such issue, to the price determined by dividing (a) the sum of (i) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale by the number of shares of Common Stock


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


         Deemed Outstanding (as defined below) immediately prior to such issue or sale, plus (ii) the consideration, if any, received by the Corporation upon such issue or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding assuming exercise and/or conversion of the Convertible Securities, whether or not such Convertible Securities are actually exercisable at such time. As an example to illustrate the adjustment of the Conversion Price under this Section 3(d)(iv) and assuming that the Corporation issues Additional Shares of Common Stock in the amount of 3,000,000 shares of Common Stock for total cash consideration of $2,250,000, the Conversion Price in effect immediately prior to such issue or sale is $1.00, the number of shares of Common Stock actually outstanding immediately prior to such issue or sale is 15,000,000, the number of shares deemed outstanding assuming exercise or conversion of the Convertible Securities is 5,000,000, the Conversion Price (rounded to two decimal places) would be reduced as follows:

                      ($1.00 X 20,000,000) + $2,250,000
                      ---------------------------------
                                 23,000,000                 = $.97

                  (v) Determination of Consideration. For purposes of this
         Section 3(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                           (1) Cash and Property: Such consideration shall:

                  (A) insofar as it consists of cash, be the aggregate amount of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                  (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                  (C) in the event Additional Shares of Common Stock are issued together with other shares of securities or other assets of the Corporation for a single undivided consideration, be the proportion of such consideration so received allocable to such Additional Shares of Common Stock, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                           (2) OPTIONS AND CONVERTIBLE SECURITIES. The
                  consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(l) shall be determined by dividing


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                           (x)      the total amount, if any, received or
                                    receivable by the Corporation as
                                    consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                           (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) ADJUSTMENT FOR STOCK DIVIDENDS, STOCK DISTRIBUTIONS, SUBDIVISIONS, COMBINATIONS OR CONSOLIDATIONS OF COMMON STOCK.

                           (1) STOCK DIVIDENDS, STOCK DISTRIBUTIONS OR
                  SUBDIVISIONS. In the event the Corporation shall issue Additional Shares of Common Stock pursuant to Section 3(d)(iii)(2) in a stock dividend, other stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased to adjust equitably for such dividend, distribution or subdivision.

                           (2) COMBINATIONS OR CONSOLIDATIONS. In the event the
                  outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased to adjust equitably for such combination or consolidation.

                  (vii) ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the conveyance of all or substantially all of the assets of the Corporation to another corporation, or any proposed reorganization or reclassification of the Corporation (except a transaction for which provision for adjustment is otherwise made in this Section 3), each share of Series A Preferred shall thereafter be convertible into the number of shares


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


         of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred would have been entitled upon such consolidation, merger, conveyance, reorganization or reclassification; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred, to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred. The Corporation shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor corporation or purchaser, as the case may be, shall assume by written instrument the obligation to deliver to the holder of the Series A Preferred such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder is entitled to receive.

                  Upon the occurrence of a consolidation or merger of the Corporation with or into another corporation, or the conveyance of all or substantially all of the assets of the Corporation to another corporation (unless upon consummation thereof the holders of voting securities of the Corporation own directly or indirectly more than fifty percent (50%) of the voting power to elect directors of the consolidated or surviving or acquiring corporation), each holder of Series A Preferred shall have the option of electing treatment of its shares of Series A Preferred under this Section 3(d)(vii) in lieu of
         Section 4(d) hereof.

                  (viii) NO ADJUSTMENT IN CERTAIN CIRCUMSTANCES. Notwithstanding anything to the contrary contained herein, there shall be no adjustment pursuant to this Section 3(d)):

                           (1) if prior to the issuance of Additional Shares of
                  Common Stock, Options or Convertible Securities, the Corporation receives written notice from the holders of two-thirds of the then outstanding shares of Series A Preferred agreeing that no such adjustment shall be made as the result of such issuance; or

                           (2) with respect to shares of Common Stock issued or
                  issuable (x) as a dividend or distribution on Series A Preferred or (y) by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock described in the foregoing clause (x).

         (e) NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of


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this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred against impairment.

         (f) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) all such adjustments and readjustments theretofore made, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at such time would be received upon the conversion of Series A Preferred.

         (g) NOTICES OF RECORD DATE. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is in the same amount per share as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Series A Preferred at least ten (l0) days prior to the date thereof, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         (h) COMMON STOCK RESERVED. The Corporation shall reserve and at all times keep available out of its authorized but unissued Common Stock, free from preemptive or other preferential rights, restrictions, reservations, dedications, allocations, options, other warrants and other rights under any stock option, conversion option or similar agreement, such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series A Preferred.

         (i) NO REISSUANCE OF SERIES A PREFERRED. Shares of Series A Preferred that are converted into shares of Common Stock as provided herein shall not be reissued.

         (j) ISSUE TAX. The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series A Preferred which is being converted.

         (k) CLOSING OF BOOKS. The Corporation will at no time close its transfer books against the transfer of any Series A Preferred or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred in any manner which interferes with the timely conversion of such Series A Preferred, except as may otherwise be required to comply with applicable securities laws.

       (l) DEFINITION OF COMMON STOCK. As used in this Section 3, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $0.01 per share, as constituted on the date of filing of this Certificate of Designation, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series A Preferred shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate of Designation.

4. LIQUIDATION PREFERENCE.

         (a) LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Corporation, each holder of shares of Series A Preferred shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock and any other series of preferred stock which is junior to the Series A Preferred, by reason of his, her or its ownership thereof, an amount per share of the Series A Preferred equal to $102.00 (plus any dividends which, pursuant to Section 2 hereof, have accrued but remain unpaid at such time). After the payment to such holders of such preferential amount, any remaining assets shall be distributed to the holders of Common Stock. Notwithstanding the foregoing, if the amount that the holders of Series A Preferred would receive in value if converted to Common Stock in connection with a liquidation or deemed liquidation is greater than $102.00 per share of Series A Preferred (plus any dividends which, pursuant to Section 2 hereof, have accrued but remain unpaid at such time), then the holders of Series A Preferred shall receive such greater amount in lieu of such liquidation amount together with the holders of the Corporation's Common Stock.

         (b) PRO RATA DISTRIBUTION. If the assets or surplus funds to be distributed to the holders of (i) the Series A Preferred under Section 4(a) and
(ii) the holders of any other series of Preferred Stock ranking on a parity with the Series A Preferred Stock are insufficient to permit the payment to such holders of their full preferential amount, the assets and surplus funds legally available for distribution shall be distributed ratably among (i) the holders of the Series A Preferred (to the extent provided in Section 4(a) hereof) and (ii) the holders of such other series of Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

         (c) SERIES A PREFERRED PRIORITY. All of the preferential amounts to be paid to the holders of (i) the Series A Preferred under this Section 4 and (ii) the holders of any other series of Preferred Stock ranking on a parity with the Series A Preferred shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Corporation to, the holders of the Common Stock and any other series of Preferred Stock which is junior to the Series A Preferred in connection with such liquidation, dissolution or winding up.

         (d) CONSOLIDATION, MERGER, SALE OF ASSETS. A consolidation or merger of the Corporation with or into another corporation, or a conveyance of all or substantially all of the assets of the Corporation, shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of Section 4(a) unless, upon consummation of such consolidation or merger or sale of assets, the holders of voting securities of the Corporation own directly or indirectly more than fifty percent (50%) of the voting power to elect directors of the consolidated or surviving or acquiring corporation, provided, however, that each holder of Series A Preferred shall have the right to elect the benefits of the provisions of Section 3(d)(vii) hereof in lieu of receiving payment in such liquidation, dissolution or winding up of the Corporation pursuant to this Section 4. Any securities to be delivered to the holders of the Series A Preferred Stock upon the closing of any such consolidation, merger or sale shall be valued as follows:

                  (i) For securities not subject to restrictions on transfer under an investment letter or other similar restrictions on free marketability:

                  (A) If traded on a securities exchange, the value shall be deemed to be the average of the closing prices of such securities on such exchange over the 30-day period ending three (3) days prior to such closing;

                  (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever are applicable) over the 30-day period ending three (3) days prior to such closing; and

                  (C) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Corporation and the holders of at least two-thirds (2/3's) of the voting power of all then outstanding shares of Series A Preferred which would be entitled to receive such securities or the same type of securities.

                  (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above in subsection
(i) to reflect the approximate fair market value thereof, as mutually determined by the Corporation and the holders of at least two-thirds (2/3's) of the voting power of all then outstanding shares of Series A Preferred which would be entitled to receive such securities or the same type of securities.

5. VOTING RIGHTS.

         (a) NUMBER OF VOTES. Except as otherwise required by law and the provisions of this Section 5, the holders of Series A Preferred and the holders of the Common Stock shall be entitled to notice of any shareholders' meeting and to vote together as a single class of capital stock upon any matter submitted to shareholders of the Corporation for a vote, on the following basis:

                  (i) Holders of Common Stock shall have one vote per share; and

                  (ii) Holders of Series A Preferred shall have that number of votes per share as is equal to the number of whole shares of Common Stock into which each such share of Series A Preferred held by such holder is convertible at the time of such vote.

         (b) ELECTION OF DIRECTORS. Pursuant to the provisions of that certain Shareholders' and Rights Agreement dated as of the Initial Issuance Date among the Corporation and certain holders of Common Stock and Series A Preferred (a copy of which is available for inspection at the principal office of the Corporation), by resolution of the Board of Directors, the person designated to serve as the representative of the holders of Series A Preferred has been assigned to Class III. Except as otherwise required by law, the holders of the Series A Preferred and the holders of Common Stock shall be entitled to vote upon the election of directors on the following basis: (A) the holders of Series A Preferred then issued and outstanding, voting separately as a class, shall, by majority vote, elect one member of the Board of Directors as a Class III director, subject to the provisions of that certain Shareholders' and Rights Agreement, dated as of the Initial Issuance Date among the Corporation and certain holders of Common Stock and Series A Preferred (a copy of which is available for inspection at the principal office of the Corporation) and (B) the holders of Common Stock then issued and outstanding, voting separately as a class, shall, by majority vote, elect the remaining members of the Board of Directors in accordance with the Delaware General Corporation Law and Section 5 of the Corporation's Certificate of Incorporation.

         (c) QUORUMS. Except as otherwise required by law and so long as shares of the Series A Preferred remain outstanding, the following shall constitute quorums at meetings of shareholders:

                  (i) The presence in person, by teleconference or by proxy of the holders of shares constituting a majority of the votes entitled to vote thereat, calculated in accordance with Section 5(a) hereof, shall constitute a quorum for the purpose of transaction of business at all meetings of shareholders, except with respect to election of directors under Section 5(b) hereof.

                  (ii) For the purpose of electing directors under Section 5(b) hereof, (A) the presence in person, by teleconference or by proxy of the holders of a majority of the shares of Series A Preferred entitled to vote thereat shall constitute a quorum for the purpose of electing that number of directors of the Board of Directors which such shareholders are entitled to elect pursuant to Section 5(b) hereof; and
         (B) the presence in person or by proxy of the holders of a majority of the shares of Common Stock entitled to vote thereat shall constitute a quorum for the purpose of electing that number of directors of the Board of Directors which such shareholders are entitled to elect pursuant to Section 5(b) hereof and Section 5 of the Corporation's Certificate of Incorporation.

6. REDEMPTIONS

         (a) CONDITIONS. (i) If, on the fourth anniversary of the Initial Issuance Date (such fourth anniversary being referred to herein as the "Fourth Anniversary Redemption Date"), there remain outstanding shares of Series A Preferred, the holders of a majority of the then outstanding shares of Series A Preferred may elect to have the Corporation redeem all (but not less than all) of the outstanding shares of Series A Preferred at the Redemption Price per share defined in paragraph (b) below, payable in cash in accordance with the schedule set forth in paragraph (ii) below. The election to redeem shares of Series A Preferred under this paragraph (a) shall be made at least thirty (30) but no more than sixty (60) days prior to the Fourth Anniversary Redemption Date.

                  (ii) Redemptions pursuant to this paragraph (a) shall be made in two (2) equal installments on the Fourth Anniversary Redemption Date and the fifth anniversary date of the Initial Issuance Date (the "Fifth Anniversary Redemption Date" and together with the Fourth Anniversary Redemption Date, the "Anniversary Redemption Dates"). The number of shares of Series A Preferred Stock required to be redeemed on any Anniversary Redemption Date shall be equal to the amount determined by dividing (x) the aggregate number of shares of Series A Preferred Stock outstanding immediately prior to the Anniversary Redemption Date by (y) the number of remaining Anniversary Redemption Dates (including the Anniversary Redemption Date to which such calculation applies). Any redemption effected pursuant to this Section 6(a) shall be made on a pro rata basis among the holders of the Series A Preferred Stock based on the number of shares of Series A Preferred Stock then held by them. A notice of redemption from the Corporation shall state the number of shares of Series A Preferred to be redeemed.

                  (iii) Redemptions shall only be permitted to the extent permitted under the General Corporation Law of Delaware. The Corporation shall, to the fullest extent permitted by law, do all things necessary to redeem the Series A Preferred and make the payments therefor required by this Section 6. If in any given year in which redemption is requested sufficient funds are not legally available for such redemption on the Redemption Date to redeem all of the shares of Series A Preferred then due to be redeemed, any and all such unredeemed shares shall be carried forward and redeemed together with other shares of Series A Preferred which are due to be redeemed, at such time and to the extent that funds of the Corporation are legally available therefor. The shares of Series A Preferred which are subject to redemption but which have not been redeemed and as to which the Redemption Price is not paid or set aside due to insufficient legally available funds shall continue to be entitled to the dividend, conversion and other rights, preferences and privileges of the Series A Preferred until such shares have been redeemed and the Redemption Price has been paid or otherwise set aside with respect thereto.

         (b) REDEMPTION PRICE. The price at which such shares shall be redeemed (the "Redemption Price") shall be the price equal to $102.00 plus any dividends which, pursuant to Section 2 hereof, have accrued but remain unpaid at such time.

         (c) NOTICE. Notice of any requested redemption shall be given by certified or registered mail (return receipt requested), postage prepaid. Any notice given by the Corporation shall be addressed to each holder at the address as it appears on the stock transfer books of the Corporation and shall specify the Redemption Date and the number of shares requested to be redeemed. On or after the Redemption Date as specified in any notice, the holder shall surrender such holder's certificate for the number of shares to be redeemed as stated in the notice to or from the Corporation. If less than all of the shares represented by such certificates are redeemed, a new certificate shall forthwith be issued for the unredeemed shares. Such certificates, if required, shall be properly stamped for transfer and duly endorsed in blank or accompanied by proper instruments of assignment and transfer thereof duly executed in blank. If any holder of Series A Preferred shall fail to tender its shares of Series A Preferred as provided above, the Corporation shall have the right to cancel said shares upon its books and pay to such holder the Series A Redemption Price for such shares. Any such cancelled shares shall for all purposes be considered to have been redeemed as provided herein.

         (d) DIVIDENDS AND CONVERSION AFTER REDEMPTION. From and after the Redemption Date, no shares of the Series A Preferred to be redeemed on the Redemption Date shall be entitled to any further accrual of any dividends pursuant to Section 2 hereof or to the conversion provisions set forth in
Section 3 hereof, provided, however, that if the shares of Series A Preferred are unable to be redeemed pursuant to Section 6(a)(iii) and continue to be outstanding, such shares shall continue to be entitled to the accrual of dividends and to the conversion provisions set forth in Section 3.

7. COVENANTS

         Without limiting the rights of the holders of the Series A Preferred to vote as a class, as required by law, so long as at least 27,574 shares of Series A Preferred shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of not less than a majority of such outstanding shares of Series A Preferred:

         (a) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or Bylaws that would amend or change the rights, preferences, powers and privileges of the Series A Preferred;

         (b) reclassify any Common Stock into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series A Preferred;

         (c) apply any of its assets to the redemption, retirement, purchase or other acquisition directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock or any shares of any other class or series or issue of Preferred Stock, or of Series A Preferred, except for (i) repurchases of Common Stock from employees of the Corporation upon termination of employment, pursuant to the Corporation's rights of first refusal, in each case pursuant to specific authorization from the Board of Directors, and (ii) redemption of the Series A Preferred pursuant to Section 6, above;

         (d) consolidate or merge the Corporation or any subsidiary of the Corporation into or with, or enter into a share exchange with, any other corporation, partnership or other entity, other than any such transaction in which the holders of the Corporation's voting capital stock immediately prior to such transaction hold more than 50% of the voting equity securities of the surviving entity;

         (e) sell, lease, convey, encumber or otherwise dispose of all or substantially all of the property or business of the Corporation or any subsidiary of the Corporation;

         (f) create, authorize or issue, directly or indirectly, any shares of capital stock, having any preference or priority as to dividends or assets to, or on a parity with, any such preference or priority of the Series A Preferred, including, without limitation, by designation of additional series of Preferred Stock pursuant to the authority otherwise vested in the Board of Directors by the Certificate of Incorporation; or

         (g) pay, set aside for payment or declare any dividend or other distribution (as defined in Section 2 hereof) on any share of Common Stock or any shares of any other class or series or issue of Preferred Stock unless all dividends accumulated on the Series A Preferred shall have been either paid in full or funds set aside for the payment thereof.

8. STOCK DIVIDENDS, STOCK DISTRIBUTIONS, SUBDIVISIONS, COMBINATIONS AND CONSOLIDATIONS

In the event the Corporation shall issue additional shares of Series A Preferred in a stock dividend, other stock distribution or subdivision, or in the event the outstanding shares of Series A Preferred shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Series A Preferred, (i) the Dividend Rate set forth in Section 2 hereof, (ii) the dollar amount set forth in the first sentence of Section 3(a) hereof, (iii) the dollar amounts set forth in Section 4(a) hereof, (iv) the Redemption Price set forth in
Section 6(b) hereof, and (v) the number of shares set forth in the introductory paragraph to Section 7, in each case in effect immediately prior to such event shall, concurrently therewith, be proportionately decreased (in the case of a stock dividend, other stock distribution or subdivision) or increased (in the case of a combination or consolidation) in each such case to adjust equitably therefor.